                                        Chase Manhattan Bank USA, N.A.
                                     Monthly Certificateholder's Statement

                                        Chase Credit Card Master Trust
                                                 Series 1996-4

                                                                                       Distribution Date:   4/15/98

Section 5.2 - Supplement                                      Class A        Class B    Collateral              Total
---------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                            0.00            0.00            0.00                   0.00

(ii)     Monthly Interest Distributed                     6,787,083.33      586,975.81      789,066.01           8,163,125.15
         Deficiency Amounts                                       0.00            0.00                                   0.00
         Additional Interest                                      0.00            0.00                                   0.00
         Accrued and Unpaid Interest                                                              0.00                   0.00

(iii)    Collections of Principal Receivables           159,426,190.96   13,285,440.00   17,081,453.52         189,793,084.48

(iv)     Collections of Finance Charge Receivables       23,379,536.10    1,948,283.54    2,504,961.43          27,832,781.07

(v)      Aggregate Amount of Principal Receivables                                                          14,591,273,290.28

                                  Investor Interest   1,400,000,000.00  116,666,000.00  150,000,666.67       1,666,666,666.67
                                  Adjusted Interest   1,400,000,000.00  116,666,000.00  150,000,666.67       1,666,666,666.67

                                        Series
         Floating Investor Percentage            11.42%        84.00%        7.00%       9.00%                        100.00%
         Fixed Investor Percentage               11.42%        84.00%        7.00%       9.00%                        100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                95.11%
                30 to 59 days                                                                                           1.65%
                60 to 89 days                                                                                           1.07%
                90 or more days                                                                                         2.17%
                                           Total Receivables                                                          100.00%

(vii)    Investor Default Amount                          8,699,182.70      724,927.75      932,059.43          10,356,169.88

(viii)   Investor Charge-Offs                                     0.00            0.00            0.00                   0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions               0.00            0.00            0.00

(x)      Servicing Fee                                    1,166,666.67       97,221.67      125,000.56           1,388,888.89

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                12.58%

(xii)    Reallocated Monthly Principal                                            0.00            0.00                   0.00

(xiii)   Closing Investor Interest (Class A Adjusted) 1,400,000,000.00  116,666,000.00  150,000,666.67       1,666,666,666.67

(xiv)    LIBOR                                                                                                       5.68750%

(xv)     Principal Funding Account Balance                                                                               0.00

(xvi)    Accumulation Shortfall                                                                                          0.00

(xvii)   Principal Funding Investment Proceeds                                                                           0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                              ================

(xix)    Available Funds                                 22,212,869.43    1,851,061.87    2,379,960.87          26,443,892.18

(xx)     Certificate Rate                                         5.8175%         6.0375%        6.3125%

--------------------------------------------------------------------------------------------------------------

                                       Chase Manhattan Bank USA, N.A.
                                    Monthly Certificateholder's Statement

                                       Chase Credit Card Master Trust
                                                Series 1997-1

                                                                                        Distribution Dat4/15/98

Section 5.2 - Supplement                                      Class A          Class B      Collateral          Total
-----------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                            0.00            0.00            0.00              0.00

(ii)     Monthly Interest Distributed                     5,536,770.83      477,368.13      650,727.21      6,664,866.17
         Deficiency Amounts                                       0.00            0.00                              0.00
         Additional Interest                                      0.00            0.00                              0.00
         Accrued and Unpaid Interest                                                              0.00              0.00

(iii)    Collections of Principal Receivables           130,957,228.29   10,913,064.40   14,031,169.56    155,901,462.24

(iv)     Collections of Finance Charge Receivables       19,204,618.94    1,600,379.34    2,057,643.31     22,862,641.59

(v)      Aggregate Amount of Principal Receivables                                                     14,591,273,290.28

                                   Investor Interest  1,150,000,000.00   95,833,000.00  123,214,619.00  1,369,047,619.00
                                   Adjusted Interest  1,150,000,000.00   95,833,000.00  123,214,619.00  1,369,047,619.00

                                           Series
         Floating Investor Percentage            9.38%        84.00%         7.00%         9.00%                  100.00%
         Fixed Investor Percentage               9.38%        84.00%         7.00%         9.00%                  100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                            95.11%
                30 to 59 days                                                                                       1.65%
                60 to 89 days                                                                                       1.07%
                90 or more days                                                                                     2.17%
                                           Total Receivables                                                      100.00%

(vii)    Investor Default Amount                          7,145,757.22      595,477.70      765,618.92      8,506,853.83

(viii    Investor Charge-Offs                                     0.00            0.00            0.00              0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions               0.00            0.00            0.00

(x)      Servicing Fee                                      958,333.33       79,860.83      102,678.85      1,140,873.02

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                            12.58%

(xii)    Reallocated Monthly Principal                                            0.00            0.00              0.00

(xiii)   Closing Investor Interest (Class A Adjusted) 1,150,000,000.00   95,833,000.00  123,214,619.00  1,369,047,619.00

(xiv)    LIBOR                                                                                                   5.68750%

(xv)     Principal Funding Account Balance                                                                          0.00

(xvi)    Accumulation Shortfall                                                                                     0.00

(xvii)   Principal Funding Investment Proceeds                                                                      0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                           ===============

(xix)    Available Funds                                 18,246,285.60    1,520,518.51    1,954,964.46     21,721,768.57

(xx)     Certificate Rate                                     5.7775%       5.9775%       6.3375%

----------------------------------------------------------------------------------------------------------

                                         Chase Manhattan Bank USA, N.A.
                                    Monthly Certificateholder's Statement

                                        Chase Credit Card Master Trust
                                                Series 1997-2

                                                                                        Dis4/15/98on Date:
                                                                                        PerRevolving

Section 5.2 - Supplement                                     Class A         Class B       Collateral            Total
-------------------------------------------------------------------------------------------------------------------------

(i)       Monthly Principal Distributed                            0.00           0.00            0.00               0.00

(ii)      Monthly Interest Distributed                     7,875,000.00     458,095.13      603,725.35       8,936,820.47
          Deficiency Amounts                                       0.00           0.00                               0.00
          Additional Interest                                      0.00           0.00                               0.00
          Accrued and Unpaid Interest                                                             0.00               0.00

(iii)     Collections of Principal Receivables           170,813,776.03   9,705,297.13   13,587,490.57     194,106,563.72

(iv)      Collections of Finance Charge Receivables       25,049,502.96   1,423,262.66    1,992,578.66      28,465,344.28

(v)       Aggregate Amount of Principal Receivables                                                     14,591,273,290.28

                                Investor Interest      1,500,000,000.00  85,227,000.00  119,318,455.00   1,704,545,455.00
                                Adjusted Interest      1,500,000,000.00  85,227,000.00  119,318,455.00   1,704,545,455.00

                                         Series
          Floating Investor Percentage        11.68%        88.00%         5.00%          7.00%                    100.00%
          Fixed Investor Percentage           11.68%        88.00%         5.00%          7.00%                    100.00%

(vi)      Receivables Delinquent (As % of Total Receivables)
                Current                                                                                             95.11%
                30 to 59 days                                                                                        1.65%
                60 to 89 days                                                                                        1.07%
                90 or more days                                                                                      2.17%
                                        Total Receivables                                                          100.00%

(vii)     Investor Default Amount                          9,320,552.89     529,575.17      741,409.31      10,591,537.38

(viii)    Investor Charge-Offs                                     0.00           0.00            0.00               0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions               0.00           0.00            0.00

(x)       Servicing Fee                                    1,250,000.00      71,022.50       99,432.05       1,420,454.55

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                            12.58%

(xii)     Reallocated Monthly Principal                                           0.00            0.00               0.00

(xiii)    Closing Investor Interest (Class A Adjusted) 1,500,000,000.00  85,227,000.00  119,318,455.00   1,704,545,455.00

(xiv)     LIBOR                                                                                                   5.68750%

(xv)      Principal Funding Account Balance                                                                          0.00

(xvi)     Accumulation Shortfall                                                                                     0.00

(xvii)    Principal Funding Investment Proceeds                                                                      0.00

(xviii)   Principal Investment Funding Shortfall
                                                                                                           ================

(xix)     Available Funds                                 23,799,502.96   1,352,240.16    1,893,146.62      27,044,889.74

(xx)      Certificate Rate                                   6.3000%              6.4500%          6.1875%

-----------------------------------------------------------------------------------------------------------

                                   Chase Manhattan Bank USA, N.A.
                                Monthly Certificateholder's Statement

                                   Chase Credit Card Master Trust
                                            Series 1997-3

                                                                                    Distribution Date:  4/15/98
                                                                                    Period Type: Revolving

Section 5.2 - Supplement                                     Class A           Class B     Collateral         Total
----------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                          0.00             0.00            0.00               0.00

(ii)     Monthly Interest Distributed                           0.00       104,816.03      143,695.99         248,512.02
         Deficiency Amounts                                     0.00             0.00                               0.00
         Additional Interest                                    0.00             0.00                               0.00
         Accrued and Unpaid Interest                                                             0.00               0.00

(iii)    Collections of Principal Receivables          28,468,962.67     2,372,375.60    3,050,284.00      33,891,622.27

(iv)     Collections of Finance Charge Receivables      4,174,917.16       347,904.20      447,318.13       4,970,139.48

(v)      Aggregate Amount of Principal Receivables                                                     14,591,273,290.28

                                  Investor Interest   250,000,000.00    20,833,000.00   26,786,048.00     297,619,048.00
                                  Adjusted Interest   250,000,000.00    20,833,000.00   26,786,048.00     297,619,048.00

                                        Series
         Floating Investor Percentage         2.04%        84.00%        7.00%        9.00%                       100.00%
         Fixed Investor Percentage            2.04%        84.00%        7.00%        9.00%                       100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                            95.11%
                30 to 59 days                                                                                       1.65%
                60 to 89 days                                                                                       1.07%
                90 or more days                                                                                     2.17%
                                        Total Receivables                                                         100.00%

(vii)    Investor Default Amount                        1,553,425.48       129,450.05      166,440.52       1,849,316.05

(viii)   Investor Charge-Offs                                   0.00             0.00            0.00               0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions             0.00             0.00            0.00

(x)      Servicing Fee                                    208,333.33        17,360.83       22,321.71         248,015.87

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                            12.58%

(xii)    Reallocated Monthly Principal                                           0.00            0.00               0.00

(xiii)   Closing Investor Interest (Class A Adjusted) 250,000,000.00    20,833,000.00   26,786,048.00     297,619,048.00

(xiv)    LIBOR                                                                                                       5.68750%

(xv)     Principal Funding Account Balance                                                                          0.00

(xvi)    Accumulation Shortfall                                                                                     0.00

(xvii)   Principal Funding Investment Proceeds                                                                      0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                            ===============

(xix)    Available Funds                                3,966,583.83       330,543.36      424,996.42       4,722,123.61

(xx)     Certificate Rate                                       6.7770%          6.0375%      6.4375%

------------------------------------------------------------------------------------------------------

                                    Chase Manhattan Bank USA, N.A.
                                Monthly Certificateholder's Statement

                                    Chase Credit Card Master Trust
                                            Series 1997-4


                                                                          Distribution Date: 4/14/98
                                                                          Period Type: Revolving

Section 5.2 - Supplement                                         Class A      Class B    Collateral           Total
-------------------------------------------------------------------------------------------------------------------------

(i)       Monthly Principal Distributed                          0.00          0.00           0.00                0.00

(ii)      Monthly Interest Distributed                   2,923,750.00    251,979.17     333,482.15        3,509,211.31
          Deficiency Amounts                                     0.00          0.00                               0.00
          Additional Interest                                    0.00          0.00                               0.00
          Accrued and Unpaid Interest                                                         0.00                0.00

(iii)     Collections of Principal Receivables          68,325,510.41  5,693,792.53   7,320,590.48       81,339,893.43

(iv)      Collections of Finance Charge Receivables     10,019,801.18    834,983.43   1,073,550.14       11,928,334.76

(v)       Aggregate Amount of Principal Receivables                                                  14,591,273,290.28

                             Investor Interest         600,000,000.00 50,000,000.00  64,285,715.00      714,285,715.00
                             Adjusted Interest         600,000,000.00 50,000,000.00  64,285,715.00      714,285,715.00

                                    Series
          Floating Investor Percentage         4.8952939%  84.00%       7.00%        9.00%                      100.00%
          Fixed Investor Percentage            4.90%       84.00%       7.00%        9.00%                      100.00%

(vi)      Receivables Delinquent (As % of Total Receivables)
                Current                                                                                          95.11%
                30 to 59 days                                                                                     1.65%
                60 to 89 days                                                                                     1.07%
                90 or more days                                                                                   2.17%
                                       Total Receivables                                                        100.00%

(vii)     Investor Default Amount                        3,728,221.16    310,685.10     399,452.27        4,438,358.53

(viii)    Investor Charge-Offs                                   0.00          0.00           0.00                0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions             0.00          0.00           0.00

(x)       Servicing Fee                                    500,000.00     41,666.67      53,571.43          595,238.10

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                         12.58%

(xii)     Reallocated Monthly Principal                                        0.00           0.00                0.00

(xiii)    Closing Investor Interest (Class A Adjusted) 600,000,000.00 50,000,000.00  64,285,715.00      714,285,715.00

(xiv)     LIBOR                                                                                                   5.68750%

(xv)      Principal Funding Account Balance                                                                       0.00

(xvi)     Accumulation Shortfall                                                                                  0.00

(xvii)    Principal Funding Investment Proceeds                                                                   0.00

(xviii)   Principal Investment Funding Shortfall
                                                                                                         ================

(xix)     Available Funds                                9,519,801.18    793,316.77   1,019,978.71       11,333,096.66

(xx)      Certificate Rate                                       5.8475%     6.0475%      6.2875%

-----------------------------------------------------------------------------------------------------

                                     Chase Manhattan Bank USA, N.A.
                                 Monthly Certificateholder's Statement

                                     Chase Credit Card Master Trust
                                             Series 1997-5

                                                                                    Distribution Date:  4/15/98
                                                                                    Period Type: Revolving

Section 5.2 - Supplement                                   Class A           Class B     Collateral            Total
-----------------------------------------------------------------------------------------------------------------------

(i)       Monthly Principal Distributed                          0.00            0.00           0.00               0.00

(ii)      Monthly Interest Distributed                   2,580,833.33      151,230.58     210,050.20       2,942,114.11
          Deficiency Amounts                                     0.00            0.00                              0.00
          Additional Interest                                    0.00            0.00           0.00               0.00
          Accrued and Unpaid Interest                                                                              0.00

(iii)     Collections of Principal Receivables          56,937,925.34    3,235,099.04   4,529,163.60      64,702,187.98

(iv)      Collections of Finance Charge Receivables      8,349,834.32      474,420.89     664,192.90       9,488,448.10

(v)       Aggregate Amount of Principal Receivables                                                   14,591,273,290.28

                                   Investor Interest   500,000,000.00   28,409,000.0   39,772,819.00     568,181,819.00
                                   Adjusted Interest   500,000,000.00   28,409,000.0   39,772,819.00     568,181,819.00

                                          Series
          Floating Investor Percentage          3.89%        88.00%        5.00%       7.00%                     100.00%
          Fixed Investor Percentage             3.89%        88.00%        5.00%       7.00%                     100.00%

(vi)      Receivables Delinquent (As % of Total Receivables)
                Current                                                                                           95.11%
                30 to 59 days                                                                                      1.65%
                60 to 89 days                                                                                      1.07%
                90 or more days                                                                                    2.17%
                                         Total Receivables                                                       100.00%

(vii)     Investor Default Amount                        3,106,850.96      176,525.06     247,136.44       3,530,512.46

(viii)    Investor Charge-Offs                                   0.00            0.00           0.00               0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions             0.00            0.00           0.00

(x)       Servicing Fee                                    416,666.67       23,674.17      33,144.02         473,484.85

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                          12.58%

(xii)     Reallocated Monthly Principal                                          0.00           0.00               0.00

(xiii)    Closing Investor Interest (Class A Adjuste   500,000,000.00   28,409,000.00  39,772,819.00    568,181,819.00

(xiv)     LIBOR                                                                                                 5.68750%

(xv)      Principal Funding Account Balance                                                                      0.00

(xvi)     Accumulation Shortfall                                                                                 0.00

(xvii)    Principal Funding Investment Proceeds                                                                  0.00

(xviii)   Principal Investment Funding Shortfall
                                                                                                        ================

(xix)     Available Funds                                7,933,167.65      450,746.72     631,048.88     9,014,963.26

(xx)      Certificate Rate                                       6.19400%        6.38800%       6.33750%

-------------------------------------------------------------------------------------------------------